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                              BRINSON SERIES TRUST
                             MONEY MARKET PORTFOLIO

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001

                                                               November 14, 2001





Dear Investor,

         This supplement to the prospectus of Money Market Portfolio ("Series Trust Portfolio"), a series of Brinson Series Trust ("Trust"), is to notify you of the proposed liquidation of the Series Trust Portfolio and the substitution of the interests in the Series Trust Portfolio with interests in the Money Market Portfolio of Alliance Variable Products Series Fund, Inc. ("AVP Portfolio").

         The Trust's board of trustees has approved the submission to the Series Trust Portfolio's shareholders of a Plan of Liquidation and a Plan of Substitution. If the Series Trust Portfolio's shareholders approve the proposed liquidation and substitution, you will receive like shares of the AVP Portfolio in exchange for your Series Trust Portfolio shares. The Series Trust Portfolio will then cease operations.

         More information about the proposed liquidation and substitution will be provided to Series Trust Portfolio shareholders in proxy solicitation materials that are expected to be mailed in January, 2002. If approved by the Series Trust Portfolio's shareholders, the liquidation and substitution would be expected to become effective by the end of March, 2002 or as soon as practicable thereafter.

         You may continue to buy, sell and exchange your Series Trust Portfolio shares as described in the prospectus prior to the shareholder meeting. If the proposed liquidation and substitution is approved, Series Trust Portfolio expects to close to additional purchases and exchange purchases approximately five business days prior to the date on which the liquidation and substitution is to be effected.